Exhibit 10.26

AMENDMENT NO. 4

TO THE

BEARINGPOINT, INC. 401(k) PLAN

WHEREAS, BearingPoint, Inc. (the “Corporation”) sponsors and maintains the BearingPoint, Inc. 401 (k) Plan (the “Plan”); and

WHEREAS, pursuant to its authority under Section 16.1 of the Plan, the Corporation desires to amend the Plan to change the Plan Year to the calendar year.

NOW, THEREFORE, the Plan is hereby amended as follows, effective as of May 1, 2006.

1. Item (21), the definition of “Plan Year,” under Article 2, Definitions, is amended to read as follows (revisions are underlined):

(21) Plan Year. Through and including April 30, 2006, the period commencing on February 1, 2000 and ending on April 30, 2000, and each subsequent 12 consecutive month period beginning on May 1, and ending on the next April 30. Effective May 1, 2006, there shall be a short Plan Year beginning on May 1, 2006, and ending on December 31, 2006, and subsequent Plan Years shall begin on January 1 and end on the next December 31.

IN WITNESS WHEREOF, this Amendment has been executed on behalf of the Corporation by the undersigned duly authorized member of the Corporation.

BEARINGPOINT. INC.

Date: November 1, 2005	By:	/S/ BRIAN DAVENPORT
	Its:	Brian Davenport, Global Human Resources